                                                                    EXHIBIT 99.2

                             Joint Filer Information

Name and Address of Reporting Person:       VG Holdings, LLC
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas  75201
Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       GSC Recovery II, L.P.
                                            One Sound Shore Drive, Suite 200
                                            Greenwich, CT 06830
Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       GSC Recovery IIA, L.P.
                                            One Sound Shore Drive, Suite 200
                                            Greenwich, CT 06830
Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       Stephen H. Deckoff
                                            c/o Black Diamond Capital Management, L.L.C.
                                            One Sound Shore Drive, Suite 200
                                            Greenwich, CT 06830
Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC